                                                                   EXHIBIT 99(A)

                          DISCOVER CARD MASTER TRUST I
                                 Series 1993-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

     1.   Class A Certificates

          (a)  The amount of distribution to Class A
               Certificateholders on the related Distribution
               Dates.

                              Total              Interest             Principal
                  --------------------------------------------------------------

                     $21,699,999.96        $21,699,999.96                 $0.00

          (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                              Total              Interest             Principal
                  --------------------------------------------------------------
                       $61.99999989          $61.99999989           $0.00000000

     2.   Class B Certificates

          (a)  The amount of distribution to Class B
               Certificateholders on the related Distribution
               Dates.

                              Total              Interest             Principal
                  --------------------------------------------------------------
                      $1,063,798.56         $1,063,798.56                 $0.00

          (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                              Total              Interest             Principal
                  --------------------------------------------------------------
                       $64.50000364          $64.50000364           $0.00000000

Series 1993-3

B.   Information Regarding the Performance of the Trust

     1.   Collections of Receivables

          (a)  The aggregate amount of Finance Charge
               Collections processed during the related
               Due Periods.                                    $5,618,204,287.41

          (b)  The aggregate amount of Principal
               Collections processed during the related
               Due Periods.                                   $53,964,916,945.89

          (c)  The aggregate amount of Finance Charge
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Class A Certificates.               $66,233,653.19

          (d)  The aggregate amount of Principal
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Class A Certificates.              $636,315,330.62

          (e)  The aggregate amount of Finance Charge
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Class B Certificates.                $3,121,257.43

          (f)  The aggregate amount of Principal
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Class B Certificates.               $29,986,461.40

          (g)  The aggregate amount of Finance Charge
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Seller Certificate.              $1,312,810,945.49

          (h)  The aggregate amount of Principal
               Collections processed during the related
               Due Periods which was allocated in
               respect of the Seller Certificate.             $12,617,399,623.71

     2.   Investor Losses: Reimbursement of Charge-Offs

          (a)  The aggregate amount of Class A and Class
               B Investor Losses, as defined in the
               Agreement, during the related Due Periods.

                                                  Class A            Class B
                                                  -------            -------

                                                          $0.00            $0.00

          (b)  The amount of Class A and Class B
               Investor Losses set forth in paragraph
               (a) above, per $1,000 interest

                                                  Class A            Class B
                                                  -------            -------

                                                     0.00000000       0.00000000

          (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                                  Class A            Class B
                                                  -------            -------

                                                          $0.00            $0.00

          (d)  The amount set forth in paragraph (c)
               above, per $1,000 interest.

                                                  Class A            Class B
                                                  -------            -------

                                                     0.00000000       0.00000000

          (e)  The aggregate amount of unreimbursed
               Class A and Class B Investor Losses in
               the Trust as of the end of the year ended
               November 30, 2000.

                                                  Class A            Class B
                                                  -------            -------

                                                          $0.00            $0.00

          (f)  The amount set forth in paragraph (e)
               above, per $1,000 interest.

                                                  Class A            Class B
                                                  -------            -------

                                                     0.00000000       0.00000000

     3.   Investor Servicing Fee

          (a)  The amount of Class A and Class B Monthly
               Servicing Fee payable by Trust to the
               Servicer for the year ended November 30, 2000.

                                                  Class A            Class B
                                                  -------            -------

                                                  $6,999,999.96      $329,859.96

     4.   Available Credit Enhancement Amount

          (a)  The Amount available to be drawn from
               both the shared and Class B portion of
               the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November
               30, 2000.

                                               Shared Amount     Class B Amount
                                               -------------     --------------

                                                  $9,162,325.00    $5,497,395.00

          (b)  The amount set forth in paragraph (a)
               above as a percentage of the Series
               Investor Interest amount and the Class B
               Investor Interest.

                                               Shared Amount     Class B Amount
                                               -------------     --------------

                                                   2.50%             33.33%

     5.   The Pool Factor

          The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

          (a)  Class A and Class B Certificates.

                                                  Class A            Class B
                                                  -------            -------
                                                  1.00000000         1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1994-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $57,336,454.86       $57,336,454.86              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $67.45465278         $67.45465278        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $3,601,328.52        $3,601,328.52              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $80.50000045         $80.50000045        $0.00000000

Series 1994-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                              $160,851,573.54

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                    $1,545,322,058.89

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $8,465,930.77

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $81,333,450.51

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
            Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                             $17,000,000.04        $894,740.04

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
            Supplement as of the Distribution Date prior to November 30, 2000.

                                            Shared Amount      Class B Amount
                                            -------------      --------------

                                                      $0.00     $44,736,850.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                            Shared Amount      Class B Amount
                                            -------------      --------------
                                                0.00%              100.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                             Class A             Class B
                                             -------             -------
                                             1.00000000          1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1995-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $40,045,791.66       $40,045,791.66              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $66.74298610         $66.74298610        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $2,162,255.81        $2,162,255.81              $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $68.47131986         $68.47131986        $0.00000000

Series 1995-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $113,543,098.94

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                    $1,090,823,078.54

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $5,975,160.28

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $57,404,082.82

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                         Class A                   Class B
                                         -------                   -------

                                               $0.00                     $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                             $12,000,000.00        $631,580.04

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                            Shared Amount     Class B Amount
                                            -------------     --------------

                                                      $0.00     $37,894,740.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                            Shared Amount     Class B Amount
                                            -------------     --------------

                                                0.00%            120.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A              Class B
                                              -------              -------

                                          1.00000000             1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1995-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $33,015,659.73       $33,015,659.73              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $66.03131946         $66.03131946        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,769,785.73        $1,769,785.73              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $67.25131973         $67.25131973        $0.00000000

Series 1995-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                               $94,618,803.11

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                      $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $4,980,666.68

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A            Class B
                                              -------            -------

                                                   $0.00                 $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                              $9,999,999.96        $526,320.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                                      $0.00     $31,578,960.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                           Shared Amount      Class B Amount
                                           -------------      --------------
                                              0.00%               120.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                             Class A              Class B
                                             -------              -------
                                            1.00000000          1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1996-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of January 18, 1996, for Series 1996-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $65,624,652.77       $65,624,652.77              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $65.62465277         $65.62465277        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $3,523,518.69        $3,523,518.69              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $66.94631954         $66.94631954        $0.00000000

Series 1996-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                              $189,238,200.03

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                    $1,818,035,499.88

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $9,959,847.30

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $95,685,758.98

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A             Class B
                                              -------             -------

                                                    $0.00                $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A             Class B
                                              -------             -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A             Class B
                                              -------             -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A             Class B
                                              -------             -------

                                             $20,000,000.04      $1,052,640.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount       Class B Amount
                                           -------------       --------------

                                                      $0.00     $57,894,760.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                      0.00%              110.00%
    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1996-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1. Class A Certificates

       (a) The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                        $59,519,687.50       $59,519,687.50                $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $66.13298611         $66.13298611          $0.00000000

    2. Class B Certificates

       (a) The amount of distribution to Class
           B Certificateholders on the related
           Distribution Dates.

                                 Total             Interest            Principal
          ----------------------------------------------------------------------
                         $3,200,075.29        $3,200,075.29                $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $67.55631932         $67.55631932          $0.00000000

Series 1996-2

B   Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $5,618,204,287.41

       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $53,964,916,945.89

       (c) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $170,312,981.64

       (d) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $1,636,218,829.76

       (e) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $8,964,358.02

       (f) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $86,121,525.51

       (g) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $1,312,810,945.49

       (h) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $12,617,399,623.71

    2. Investor Losses:  Reimbursement of Charge-Offs

       (a) The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

'
       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000          0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------
                                                      $0.00               $0.00

       (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000          0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00               $0.00

       (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000          0.00000000

    3. Investor Servicing Fee

       (a) The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the
           Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                             $18,000,000.00         $947,379.96


    4. Available Credit Enhancement Amount

       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount      Class B Amount
                                              -------------      --------------
                                                      $0.00      $56,842,140.00

       (b) The amount set forth in paragraph
           (a) above as a percentage of the
           Series Investor Interest amount
           and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      0.00%              120.00%

    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1996-3
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1. Class A Certificates

       (a) The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                        $36,300,000.00       $36,300,000.00                $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $60.50000000         $60.50000000          $0.00000000

    2. Class B Certificates

       (a) The amount of distribution to Class
           B Certificateholders on the related
           Distribution Dates.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                         $1,973,687.52        $1,973,687.52                $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $62.50000063         $62.50000063          $0.00000000

Series 1996-3

B.  Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $5,618,204,287.41

       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $53,964,916,945.89

       (c) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $113,543,098.94

       (d) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $1,090,823,078.54

       (e) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $5,975,160.28

       (f) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $57,404,082.82

       (g) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $1,312,810,945.49

       (h) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $12,617,399,623.71

    2. Investor Losses:  Reimbursement of Charge-Offs

       (a) The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

    3. Investor Servicing Fee

       (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                             $12,000,000.00          $631,580.04

    4. Available Credit Enhancement Amount

       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      $0.00       $18,947,370.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      0.00%               60.00%
    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                              Series 1996-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1. Class A Certificates

       (a) The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                                 Total               Interest          Principal
           ---------------------------------------------------------------------
                        $67,708,819.44         $67,708,819.44              $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total               Interest          Principal
           ---------------------------------------------------------------------
                          $67.70881944           $67.70881944        $0.00000000

    2. Class B Certificates

       (a) The amount of distribution to Class
           B Certificateholders on the related Distribution Dates.

                                 Total               Interest          Principal
           ---------------------------------------------------------------------
                         $3,657,291.69          $3,657,291.69              $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total               Interest          Principal
           ---------------------------------------------------------------------
                          $69.48798621           $69.48798621        $0.00000000

Series 1996-4

B.  Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $5,618,204,287.41

       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $53,964,916,945.89

       (c) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $189,238,200.03

       (d) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $1,818,035,499.88

       (e) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $9,959,847.30

       (f) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $95,685,758.98

       (g) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $1,312,810,945.49

       (h) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $12,617,399,623.71

    2. Investor Losses:  Reimbursement of Charge-Offs

       (a) The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------              -------
                                                      $0.00                $0.00

       (f) The amount set forth in paragraph (e) above, per
           $1,000 interest.
                                               Class A               Class B
                                               -------               -------
                                                 0.00000000          0.00000000

    3. Investor Servicing Fee

       (a) The amount of Class A and Class B Monthly Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                             $20,000,000.04        $1,052,640.00

    4. Available Credit Enhancement Amount

       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount      Class B Amount
                                             -------------      --------------
                                                      $0.00       $63,157,920.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount      Class B Amount
                                             -------------      --------------
                                                      0.00%              120.00%

    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1997-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of August 26, 1997, for Series 1997-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1. Class A Certificates

       (a) The amount of distribution to Class A
           Certificateholders on the
           related Distribution Dates.


                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                        $48,608,489.60       $48,608,489.60                $0.00

       (b) The amount of the distribution set
           forth in paragraph (a) above,
           per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $64.81131947         $64.81131947          $0.00000000

    2. Class B Certificates

       (a) The amount of distribution to Class B
           Certificateholders on the related Distribution
           Dates.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                         $2,630,599.45        $2,630,599.45                $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
           ---------------------------------------------------------------------
                          $66.64131960         $66.64131960          $0.00000000

Series 1997-1

B. Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
            processed during the related Due Periods.          $5,618,204,287.41

       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $53,964,916,945.89

       (c) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $141,927,801.86

       (d) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.   $1,363,518,822.58

       (e) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $7,470,032.79

       (f) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $71,765,681.01

       (g) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $1,312,810,945.49

       (h) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $12,617,399,623.71

    2. Investor Losses:  Reimbursement of Charge-Offs

       (a) The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (f) The amount set forth in paragraph (e) above, per
           $1,000 interest.
                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

    3. Investor Servicing Fee

       (a) The amount of Class A and Class B Monthly
           Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                             $15,000,000.00          $789,480.00

    4. Available Credit Enhancement Amount

       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      $0.00       $59,210,550.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      0.00%              150.00%

    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1997-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of October 15, 1997, for Series 1997-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1. Class A Certificates

       (a) The amount of distribution to Class A
           Certificateholders on the related Distribution
           Dates.

                               Total             Interest              Principal
           ---------------------------------------------------------------------
                     $128,439,003.22       $31,979,663.89         $96,459,339.33

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                               Total             Interest              Principal
           ---------------------------------------------------------------------
                       $256.87800644         $63.95932778          $192.91867866

    2. Class B Certificates

       (a) The amount of distribution to Class
           B Certificateholders on the related Distribution Dates.

                               Total             Interest              Principal
           ---------------------------------------------------------------------
                        1,788,513.95        $1,788,513.95                  $0.00

       (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                               Total             Interest              Principal
           ---------------------------------------------------------------------
                        $67.96298640         $67.96298640            $0.00000000

Series 1997-2

B.  Information Regarding the Performance of the Trust

    1. Collections of Receivables

       (a) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods.           $5,618,204,287.41

       (b) The aggregate amount of Principal Collections
           processed during the related Due Periods.          $53,964,916,945.89

       (c) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.      $89,114,910.44

       (d) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class A Certificates.     $856,686,583.50

       (e) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.       $4,980,666.68

       (f) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Class B Certificates.      $47,850,286.37

       (g) The aggregate amount of Finance Charge Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.     $1,312,810,945.49

       (h) The aggregate amount of Principal Collections
           processed during the related Due Periods which was
           allocated in respect of the Seller Certificate.    $12,617,399,623.71

    2. Investor Losses:  Reimbursement of Charge-Offs

       (a) The aggregate amount of Class A and Class B
           Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (d) The amount set forth in paragraph (c) above, per
           $1,000 interest.
                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

       (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                                      $0.00                $0.00

       (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------
                                                 0.00000000           0.00000000

    3. Investor Servicing Fee

       (a) The amount of Class A and Class B
           Monthly Servicing Fee payable by
           Trust to the Servicer for the year
           ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------
                                              $9,416,862.15          $526,320.00

    4. Available Credit Enhancement Amount

       (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      $0.00       $18,421,060.00

       (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------
                                                      0.00%               70.00%


    5. The Pool Factor

       The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

       (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------
                                                 0.80708132           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                Series 1997-3
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $42,391,690.98       $42,391,690.98              $0.00


        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $65.21798612         $65.21798612        $0.00000000

    2.  Class B Certificates
        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $2,293,778.66        $2,293,778.66              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $67.04798632         $67.04798632        $0.00000000

Series 1997-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $123,003,585.33

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                     $1,181,711,197.56

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                         $6,473,502.29

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                        $62,191,947.12

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                       $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                      $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and
            Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A            Class B
                                              -------            -------

                                               $0.00                     $0.00

        (b) The amount of Class A and Class B
            Investor Losses set forth in paragraph
            (a) above, per $1,000 interest

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the
            Trust in the current year pursuant to the
            Agreement, if any, in respect of Class A
            and Class B Investor Losses
                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above,
            per $1,000 interest.
                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above,
            per $1,000 interest.
                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the
            Servicer for the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                             $12,999,999.96        $684,219.96

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                      $0.00     $51,315,825.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                           Shared Amount        Class B Amount
                                           -------------        --------------

                                                     0.00%            150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                                Class A              Class B
                                                -------              -------

                                               1.00000000         1.00000000

                          DISCOVER CARD MASTER TRUST I
                                Series 1998-1
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of January 14, 1998, for Series 1998-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $22,683,961.82       $22,683,961.82              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $64.81131949         $64.81131949        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,227,666.39        $1,227,666.39              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $66.64131962         $66.64131962        $0.00000000

Series 1998-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                        $66,233,653.19

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $636,315,330.62

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                         $3,485,792.75

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                        $33,488,181.03

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                       $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                      $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                Class A             Class B
                                                -------             -------

                                                  $0.00                  $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above,
            per $1,000 interest
                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                              $6,999,999.96        $368,439.96

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
            Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                      $0.00     $27,631,650.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                    0.00%            149.99%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A             Class B
                                               -------             -------

                                              1.00000000         1.00000000

                          DISCOVER CARD MASTER TRUST I
                                Series 1998-2
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of March 4, 1998, for Series 1998-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $29,000,000.04       $29,000,000.04              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $58.00000008         $58.00000008        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,565,802.00        $1,565,802.00              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $59.50000000         $59.50000000        $0.00000000

Series 1998-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                        $94,618,803.11

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                         $4,980,666.68

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                        $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                       $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                      $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs
        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A             Class B
                                              -------             -------

                                                     $0.00               $0.00

        (b) The amount of Class A and Class B
            Investor Losses set forth in paragraph
            (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
            Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00
        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                              $9,999,999.96        $526,320.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
            Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                      $0.00     $21,052,640.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                  0.00%              80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                             Class A              Class B
                                             -------              -------

                                            1.00000000         1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1998-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of March 25, 1998, for Series 1998-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $48,875,364.59       $48,875,364.59              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $65.16715279         $65.16715279        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $2,638,625.83        $2,638,625.83              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $66.84465294         $66.84465294        $0.00000000

Series 1998-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect of
            the Class A Certificates.                          $141,927,801.86

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods
            which was allocated in respect of the Class A
            Certificates.                                    $1,363,518,822.58

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $7,470,032.79

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $71,765,681.01

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                             $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
            Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                             $15,000,000.00        $789,480.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
            Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                      $0.00     $59,210,550.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount     Class B Amount
                                             -------------     --------------

                                                  0.00%           150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A              Class B
                                              -------              -------

                                            1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 1998-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of April 9, 1998, for Series 1998-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $28,749,999.96       $28,749,999.96              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $57.49999992         $57.49999992        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,552,644.00        $1,552,644.00              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $59.00000000         $59.00000000        $0.00000000

Series 1998-4

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                     $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                    $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                               $94,618,803.11

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                      $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $4,980,666.68

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A             Class B
                                              -------             -------

                                                  $0.00                  $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in
            the current year pursuant to the Agreement,
            if any, in respect of Class A and Class B
            Investor Losses
                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the
            Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                              $9,999,999.96        $526,320.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series
            Supplement as of the Distribution Date prior to November 30, 2000.

                                            Shared Amount       Class B Amount
                                            -------------       --------------

                                                      $0.00     $21,052,640.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                            Shared Amount       Class B Amount
                                            -------------       --------------

                                                 0.00%              80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A            Class B
                                               -------            -------

                                           1.00000000          1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1998-6
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000


Pursuant to the Series Supplement dated as of July 30, 1998, for Series 1998-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                             $29,250,000.00      $29,250,000.00            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $58.50000000        $58.50000000      $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.
                                      Total            Interest        Principal
            --------------------------------------------------------------------
                              $1,592,118.00       $1,592,118.00            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $60.50000000        $60.50000000      $0.00000000

Series 1998-6

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $94,618,803.11

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $4,980,666.68

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.   Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and
            Class B Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                               $0.00                 $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000          0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                               $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000          0.00000000

3.      Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $9,999,999.96          $526,320.00

4.      Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount      Class B Amount
                                             -------------      --------------

                                                      $0.00       $21,052,640.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount      Class B Amount
                                             -------------      --------------

                                                      0.00%               80.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A          Class B
                                               -------          -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                               Series 1998-7
                  Credit Card Pass - Through Certificates

                        Distribution and Performance
                       Annual Aggregate Report - 2000


Pursuant to the Series Supplement dated as of November 12, 1998, for Series 1998-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                      Total             Interest       Principal
            --------------------------------------------------------------------
                                 $56,000,000.04   $56,000,000.04           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total             Interest       Principal
            --------------------------------------------------------------------
                               $56.00000004         $56.00000004     $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                      Total             Interest       Principal
            --------------------------------------------------------------------
                              $3,105,288.00        $3,105,288.00           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total             Interest       Principal
            --------------------------------------------------------------------
                               $59.00000000         $59.00000000     $0.00000000

Series 1998-7

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $189,238,200.03

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $1,818,035,499.88

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $9,959,847.30

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $95,685,758.98

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and
            Class B Investor Losses, as defined
            in the Agreement, during the related
            Due Periods.

                                               Class A          Class B
                                               -------          -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B
            Investor Losses set forth in
            paragraph (a) above, per $1,000
            interest

                                               Class A          Class B
                                               -------          -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the
            Trust in the current year pursuant
            to the Agreement, if any, in respect
            of Class A and Class B Investor Losses

                                               Class A          Class B
                                               -------          -------

                                                     $0.00                 $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A          Class B
                                               -------          -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed
            Class A and Class B Investor Losses
            in the Trust as of the end of the
            year ended November 30, 2000.

                                               Class A          Class B
                                               -------          -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A          Class B
                                               -------          -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B
            Monthly Servicing Fee payable by
            Trust to the Servicer for the year
            ended November 30, 2000.

                                               Class A          Class B
                                               -------          -------

                                             $20,000,000.04        $1,052,640.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                      $0.00       $42,105,280.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
            Interest amount and the Class B Investor
            Interest.


                                             Shared Amount       Class B Amount
                                             -------------       --------------

                                                      0.00%               80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.


                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-1
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000


Pursuant to the Series Supplement dated as of February 9, 1999, for Series 1999-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                             $26,499,999.96      $26,499,999.96            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $52.99999992        $52.99999992      $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                             $1,460,538.00        $1,460,538.00            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $55.50000000        $55.50000000      $0.00000000

Series 1999-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $94,618,803.11

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $4,980,666.68

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $9,999,999.96          $526,320.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $21,052,640.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%               80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-2
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000


Pursuant to the Series Supplement dated as of March 10, 1999, for Series 1999-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                             $29,499,999.96      $29,499,999.96            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $58.99999992        $58.99999992      $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                              $1,605,276.00       $1,605,276.00            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $61.00000000        $61.00000000      $0.00000000

Series 1999-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $94,618,803.11

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $4,980,666.68

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $9,999,999.96          $526,320.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $21,052,640.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%               80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000


Pursuant to the Series Supplement dated as of April 6, 1999, for Series 1999-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                             $32,507,326.40      $32,507,326.40            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $65.01465280        $65.01465280      $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                              $1,764,434.81       $1,764,434.81            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                      Total            Interest        Principal
            --------------------------------------------------------------------
                               $67.04798640        $67.04798640      $0.00000000

Series 1999-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $94,618,803.11

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $4,980,666.68

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                     $0.00                 $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000          0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $9,999,999.96          $526,320.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                      $0.00       $39,473,700.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount        Class B Amount
                                             -------------        --------------

                                                      0.00%              150.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.


                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-4
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of April 27, 1999, for Series 1999-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $48,024,999.96       $48,024,999.96              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $56.49999995         $56.49999995        $0.00000000

    2.  Class B Certificates
        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $2,617,114.56        $2,617,114.56              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $58.50000134         $58.50000134        $0.00000000

Series 1999-4

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods.                                         $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                              $160,851,573.54

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                    $1,545,322,058.89

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $8,465,930.77

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $81,333,450.51

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs
        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A             Class B
                                              -------             -------

                                                   $0.00                 $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per
            $1,000 interest
                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in
            the current year pursuant to the Agreement, if
            any, in respect of Class A and Class B Investor
            Losses
                                              Class A             Class B
                                              -------             -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per
            $1,000 interest.
                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A             Class B
                                              -------             -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A             Class B
                                              -------             -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A             Class B
                                              -------             -------

                                             $17,000,000.04        $894,740.04

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                                      $0.00     $35,789,480.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                                  0.00%            80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A             Class B
                                              -------             -------

                                            1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-5
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of June 15, 1999, for Series 1999-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $32,863,159.71       $32,863,159.71              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $65.72631942         $65.72631942        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,791,189.41        $1,791,189.41              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $68.06465306         $68.06465306        $0.00000000

Series 1999-5

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods.                                         $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                               $94,618,803.11

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                      $909,015,250.83

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $4,980,666.68

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $47,850,286.37

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs
        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A              Class B
                                              -------              -------

                                                    $0.00                $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per
            $1,000 interest
                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per
            $1,000 interest.
                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above,
            per $1,000 interest.
                                              Class A              Class B
                                              -------              -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A              Class B
                                              -------              -------

                                              $9,999,999.96        $526,320.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                             Shared Amount    Class B Amount
                                             -------------    --------------

                                                      $0.00     $39,473,700.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                             Shared Amount    Class B Amount
                                             -------------    --------------

                                                 0.00%            150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.
                                               Class A            Class B
                                               -------            -------

                                           1.00000000         1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 1999-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of December 14, 1999, for Series 1999-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.
                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $30,111,458.33       $30,111,458.33              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $40.14861111         $40.14861111        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.
                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,642,666.65        $1,642,666.65              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $41.61388889         $41.61388889        $0.00000000

Series 1999-6

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods.                                         $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                              $129,750,634.47

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                    $1,249,841,587.62

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $6,829,106.42

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $65,782,455.58

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                             $13,750,000.00        $723,690.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                                      $0.00     $31,578,960.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                               0.00%              80.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A             Class B
                                              -------             -------

                                            1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-1
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of January 27, 2000, for Series 2000-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $26,625,798.62       $26,625,798.62              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $53.25159724         $53.25159724        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,444,205.63        $1,444,205.63              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $54.87937491         $54.87937491        $0.00000000

Series 2000-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods.                                         $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                               $78,526,820.00

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                      $754,918,863.65

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $4,133,903.29

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $39,741,681.87

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                             Class A               Class B
                                             -------               -------

                                                      $0.00              $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                             Class A               Class B
                                             -------               -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                             Class A               Class B
                                             -------               -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.


                                             Class A               Class B
                                             -------               -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                             Class A               Class B
                                             -------               -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                             Class A               Class B
                                             -------               -------

                                              $8,333,333.30        $438,600.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                          Shared Amount        Class B Amount
                                          -------------        --------------

                                                      $0.00     $39,473,700.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                          Shared Amount      Class B Amount
                                          -------------      --------------

                                               0.00%               150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A             Class B
                                              -------             -------

                                          1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-2
                    Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of March 14, 2000, for Series 2000-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                        $34,083,984.39       $34,083,984.39              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $45.44531252         $45.44531252        $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class B
            Certificateholders on the related Distribution Dates.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                         $1,845,158.68        $1,845,158.68              $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest          Principal
                    ----------------------------------------------------------
                          $46.74364594         $46.74364594        $0.00000000

Series 2000-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods.                                         $5,618,204,287.41

        (b) The aggregate amount of Principal Collections
            processed during the related Due Periods.       $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class A Certificates.                               $94,446,904.63

        (d) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class A
            Certificates.                                      $902,428,747.75

        (e) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Class B Certificates.                                $4,970,662.63

        (f) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Class B
            Certificates.                                       $47,494,164.89

        (g) The aggregate amount of Finance Charge
            Collections processed during the related Due
            Periods which was allocated in respect of the
            Seller Certificate.                              $1,312,810,945.49

        (h) The aggregate amount of Principal Collections
            processed during the related Due Periods which
            was allocated in respect of the Seller
            Certificate.                                    $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                                      $0.00              $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                              Class A            Class B
                                              -------            -------

                                                 0.00000000         0.00000000

    3.  Investor Servicing Fee
        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                              Class A            Class B
                                              -------            -------

                                             $10,000,000.00        $526,320.00

    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
            Enhancement in accordance with the Pooling and Servicing Agreement and its respective
            Series Supplement as of the Distribution Date prior to November 30, 2000.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                                      $0.00     $59,210,550.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                           Shared Amount      Class B Amount
                                           -------------      --------------

                                               0.00%              150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                              Class A            Class B
                                              -------            -------

                                         1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-3
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of April 4, 2000, for Series 2000-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                           $20,759,322.91    $20,759,322.91                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                             $41.51864582      $41.51864582          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                   Total           Interest            Principal
            --------------------------------------------------------------------
                           $1,122,210.18      $1,122,210.18                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                   Total           Interest            Principal
             -------------------------------------------------------------------
                            $42.64364569       $42.64364569          $0.00000000

Series 2000-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $54,922,854.16

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $522,689,688.64

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $2,891,239.29

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $27,515,553.24

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $5,833,333.31          $307,020.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $39,473,700.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%              150.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                                Class A               Class B
                                                -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-4
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of May 10, 2000, for Series 2000-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                           $23,225,515.63    $23,225,515.63                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                             $35.73156251      $35.73156251          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                            $1,265,518.33     $1,265,518.33               $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                             $36.99156207      $36.99156207          $0.00000000

Series 2000-4

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $61,528,179.93

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $591,095,454.36

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $3,237,733.78

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $31,104,862.79

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor
            Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                     $0.00                 $0.00

        (d) The amount set forth in paragraph (c) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $6,499,999.98          $342,109.98

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                               Shared Amount     Class B Amount
                                               -------------     --------------

                                                      $0.00       $51,315,825.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                               Shared Amount     Class B Amount
                                               -------------     --------------

                                                  0.00%                  150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-5
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of June 6, 2000, for Series 2000-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                              Total                Interest            Principal
            --------------------------------------------------------------------
                     $36,775,583.33          $36,775,583.33                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                              Total                Interest            Principal
            --------------------------------------------------------------------
                       $30.64631944            $30.64631944          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                              Total                Interest            Principal
            --------------------------------------------------------------------
                      $2,000,928.78           $2,000,928.78                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                              Total                Interest            Principal
            --------------------------------------------------------------------
                       $31.68131955            $31.68131955          $0.00000000

Series 2000-5

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $94,186,398.19

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $897,544,262.02

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $4,957,689.75

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $47,244,061.12

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                             $10,000,000.00          $526,316.65

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $94,736,850.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%              150.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)   Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                  Series 2000-6
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of June 19, 2000, for Series 2000-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                 Total             Interest            Principal
            --------------------------------------------------------------------
                        $15,905,774.30       $15,905,774.30                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
            --------------------------------------------------------------------
                          $22.72253471         $22.72253471          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                 Total             Interest            Principal
            --------------------------------------------------------------------
                           $865,177.26          $865,177.26                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                 Total             Interest            Principal
            --------------------------------------------------------------------
                          $23.48281247         $23.48281247          $0.00000000

Series 2000-6

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $54,941,692.36

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $523,563,626.97

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $2,892,106.30

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $27,560,033.62

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00               $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per
            $1,000 interest.
                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                               $5,833,333.35         $307,025.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                               Shared Amount      Class B Amount
                                               -------------      --------------

                                                      $0.00       $55,263,225.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                               Shared Amount      Class B Amount
                                               -------------      --------------

                                                      0.00%              150.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

         (a)   Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                               1.00000000             1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-7
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of June 20, 2000, for Series 2000-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                           $14,271,322.92    $14,271,322.92                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                             $16.78979167      $16.78979167          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                              $777,072.37       $777,072.37                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest            Principal
            --------------------------------------------------------------------
                             $17.36979167      $17.36979167          $0.00000000

Series 2000-7

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $66,715,070.64

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $635,757,855.01

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $3,511,380.58

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                          $33,461,401.21

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $7,083,333.35          $372,808.35

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $67,105,275.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%              150.00%
    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-8
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of October 24, 2000, for Series 2000-8, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                        $4,106,666.67         $4,106,666.67                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                          $4.10666667           $4.10666667          $0.00000000

    2.  Class B Certificates

        (a) The amount of distribution to Class
            B Certificateholders on the related Distribution
            Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                          $223,861.44           $223,861.44               $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                          $4.25333333           $4.25333333          $0.00000000

Series 2000-8

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                          $15,921,352.04

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $151,103,234.58

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                             $837,854.61

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                           $7,951,745.64

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.


                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.


                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                              $1,666,666.67           $87,720.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      $0.00       $78,947,400.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      0.00%              150.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           1.00000000

                          DISCOVER CARD MASTER TRUST I
                                 Series 2000-A
                     Credit Card Pass - Through Certificates

                          Distribution and Performance
                         Annual Aggregate Report - 2000

Pursuant to the Series Supplement dated as of May 22, 2000, for Series 2000-A, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2000. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2000

    1.  Class A Certificates

        (a) The amount of distribution to Class A
            Certificateholders on the related Distribution
            Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                       $59,761,909.03        $59,761,909.03                $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                         $28.36012445          $28.36012445          $0.00000000

    2.  Class A Discount Certificates

        a The amount of distribution for benefit of Class A Discount Certificateholders on the related Distribution Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                       $59,761,909.03        $59,761,909.03                $0.00

        b The amount of the distribution set forth in paragraph a above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                         $28.36012445          $28.36012445          $0.00000000

    3.  Class A Extended Certificates

        a The amount of distribution to Class A Extended Certificateholders on the related Distribution Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                                $0.00                 $0.00                $0.00

        b The amount of the distribution set forth in paragraph a above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                          $0.00000000           $0.00000000          $0.00000000

    4.  Class A Maturity Certificates

        a The amount of distribution to Class A Maturity Certificateholders on the related Distribution Dates.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                                $0.00                 $0.00                $0.00

        b The amount of the distribution set forth in paragraph a above, per $1,000 interest.

                                Total              Interest            Principal
            --------------------------------------------------------------------
                          $0.00000000           $0.00000000          $0.00000000

Series 2000-A

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods.                                       $5,618,204,287.41

        (b) The aggregate amount of Principal
            Collections processed during the related
            Due Periods.                                      $53,964,916,945.89

        (c) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                         $188,846,453.54

        (d) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class A Certificates.                       $1,805,124,147.32

        (e) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                                   $0.00

        (f) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Class B Certificates.                                   $0.00

        (g) The aggregate amount of Finance Charge
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                         $1,312,810,945.49

        (h) The aggregate amount of Principal
            Collections processed during the related
            Due Periods which was allocated in respect
            of the Seller Certificate.                        $12,617,399,623.71

    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a) The aggregate amount of Class A and Class B
            Investor Losses, as defined in the Agreement, during the related Due Periods.

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2000.


                                               Class A               Class B
                                               -------               -------

                                                      $0.00                $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                               Class A               Class B
                                               -------               -------

                                                 0.00000000           0.00000000

    3.  Investor Servicing Fee

        (a) The amount of Class A and Class B Monthly
            Servicing Fee payable by Trust to the Servicer for the year ended November 30, 2000.

                                               Class A               Class B
                                               -------               -------

                                               $20,000,000.02        $0.00

    4.  Available Credit Enhancement Amount

        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2000.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                             $200,000,000.00               $0.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor Interest amount and the Class B Investor Interest.

                                              Shared Amount       Class B Amount
                                              -------------       --------------

                                                      8.00%                0.00%

    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the Distribution Date prior to November 30, 2000, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a) Class A and Class B Certificates.

                                               Class A               Class B
                                               -------               -------

                                                 1.00000000           0.00000000